EXHIBIT 10.3

AMENDMENT No. 29 TO PURCHASE AGREEMENT No. GPJ-003/96

This Amendment No. 29 (“Amendment 29”) dated as of February 26, 2003 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. (“EMBRAER”) and ExpressJet Airlines, Inc. (formerly known as Continental Express, Inc.) (“BUYER”), collectively hereinafter referred to as the “PARTIES”, and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time together with its Attachments (collectively referred to as the “Base Agreement”) and Letter Agreements GPJ-004/96 dated August 5, 1996 and PCJ-004A/96 dated August 31, 1996 between EMBRAER and BUYER as amended from time to time (together with the Base Agreement, collectively referred to herein as the “Purchase Agreement” or the "Agreement") for the purchase of up to two hundred and forty five (245) new EMB-145 aircraft (the “AIRCRAFT”).

All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 29 and the Purchase Agreement, this Amendment shall control.

WHEREAS, BUYER and EMBRAER wish to amend the Purchase Agreement to (a) reduce the number of XR AIRCRAFT delivered thereunder during 2003 from forty-eight (48) XR AIRCRAFT to thirty-six (36) XR AIRCRAFT, (b) reduce the number of XR AIRCRAFT delivered thereunder during 2004 from thirty-six (36) XR AIRCRAFT to twenty-one (21) XR AIRCRAFT, (c) reschedule the remaining Firm XR AIRCRAFT to be delivered during 2005 and 2006 and (d) reschedule the delivery months for Reconfirmation AIRCRAFT, all as more fully set forth below;

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is acknowledged by the PARTIES, EMBRAER and BUYER hereby agree to amend the Purchase Agreement as follows:

1.         Amendment to Delivery Schedule.  The text of paragraphs a.4, a.5, a.6 and a.7 of Article 5 of the Purchase Agreement is hereby deleted and replaced with the following:

"a.4.    2003 XR AIRCRAFT Deliveries

XR Aircraft #	XR Aircraft Contractual Delivery Dates	XR Aircraft #

XR Aircraft Contractual Delivery Dates

19	January 2003	*	*
20	January 2003	*	*
21	January 2003	*	*
22	January 2003	*	*
23	February 2003	*	*
24	February 2003	*	*
25	February 2003	*	*
26	February 2003	*	*

*[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To the extent that the specific LR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.1 and 5.a.2 and the specific XR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.3, 5.a.4, 5.a.5, 5.a.6 and 5.a.7, EMBRAER will give BUYER notice (“Final Delivery Notice”) of the date on which EMBRAER considers that each such AIRCRAFT will be ready for inspection and such date shall be no fewer than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (the “Inspection Date”).  The Final Delivery Notice will be provided to BUYER by EMBRAER no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         Effect of Rescheduling on AIRCRAFT BASIC PRICE. The rescheduling of the delivery months [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.         Effect of Rescheduling on [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         General.  All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

[Intentionally left blank]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 29 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.	EXPRESSJET AIRLINES, INC.

By: /s/ Satoshi Yokota	By: /s/ Frederick S. Cromer
Name: Satoshi Yokota Title: Executive Vice President Industiral	Name: Frederick S. Cromer Title: Vice President and Chief Financial Officer

By: /s/ Flavio Rimoli
Name: Flavio Rimoli Title: Director of Contracts

Date: February 26, 2003 Place: Sao Jose Dos Campos, S.P.	Date: February 26, 2003 Place: Houston, Texas

Witness: /s/ Fernando Bueno	Witness: /s/ Pam Baley
Name: Fernando Bueno	Name: Pam Baley